UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2024

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As set forth below in Item 5.07, our stockholders approved an amendment to the 2018 Equity Incentive Plan of Organogenesis Holdings Inc. (the “Company”) at the 2024 Annual Meeting of Stockholders held on June 20, 2024 (the “Annual Meeting”) to increase the number of shares of Class A common stock reserved for issuance thereunder by 15,900,000 shares. A description of the material terms of the 2018 Equity Incentive Plan is set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2024. A copy of the amended plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, four proposals were submitted to, and approved by, our stockholders. The holders of 109,048,425 shares of our Class A common stock were present or represented by proxy at the meeting. The proposals are described in detail in our definitive proxy statement for the 2024 Annual Meeting filed with the Securities and Exchange Commission on April 29, 2024. The final results for the votes for each proposal are set forth below.

At the Annual Meeting, each of Alan A. Ades, Robert Ades, Michael J. Driscoll, Prathyusha Duraibabu, David Erani, Jon Giacomin, Gary S. Gillheeney, Sr., Michele Korfin, Arthur S. Leibowitz, Glenn H. Nussdorf and Gilberto Quintero was elected as a Director of the Company, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The votes cast in the election of the directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alan A. Ades	44,361,234	25,365,493	39,321,698
Robert Ades	65,769,950	3,956,777	39,321,698
Michael J. Driscoll	66,546,984	3,179,743	39,321,698
Prathyusha Duraibabu	52,014,570	17,712,157	39,321,698
David Erani	65,656,037	4,070,690	39,321,698
Jon Giacomin	48,809,651	20,917,076	39,321,698
Gary S. Gillheeney, Sr.	68,401,486	1,325,241	39,321,698
Michele Korfin	68,290,354	1,436,373	39,321,698
Arthur S. Leibowitz	45,016,989	24,709,738	39,321,698
Glenn H. Nussdorf	41,532,395	28,194,332	39,321,698
Gilberto Quintero	52,103,972	17,622,755	39,321,698

At the Annual Meeting, our stockholders also approved, on an advisory basis, the compensation paid to our named executive officers. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation paid to our named executive officers.	63,842,175	5,876,101	8,451	39,321,698

At the Annual Meeting, our stockholders also approved an amendment to our 2018 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 15,900,000 shares. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to our 2018 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 15,900,000 shares.	51,978,000	17,706,847	41,880	39,321,698

At the Annual Meeting, our stockholders also approved the proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2024. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2024.	106,438,134	2,563,202	47,089	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2018 Equity Incentive Plan (as amended)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Lori Freedman
Name:	Lori Freedman
Title:	Chief Administrative and Legal Officer

Date: June 21, 2024